UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported):  August 13, 2009

NTN BUZZTIME, INC.
 (Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition.

On August 13, 2009, NTN Buzztime, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2009.  The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press Release of NTN Buzztime, Inc. dated August 13, 2009 (financial results for the three and six months ended June 30, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Date: August 13, 2009	By:	/s/ Kendra Berger
Kendra Berger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release of NTN Buzztime, Inc. dated August 13, 2009 (financial results for the three and six months ended June 30, 2009).